SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549
                                      FORM 8-K
                                   CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934
                                  September 18, 1996
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                  (Date of Report, date of earliest event reported)
                                     VALHI, INC.
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               (Exact name of Registrant as specified in its charter)

                Delaware              1-5467             87-0110150
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              (State or other        (Commission         (IRS Employer
               jurisdiction of        File Number)        Identification
               incorporation)                             No.)

               5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
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               (Address of principal executive offices)     (Zip Code)
                                   (972) 233-1700
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                (Registrant's telephone number, including area code)
                                    (214) 233-1700

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               (Former name or address, if changed since last report)


            Item 5:  Other Events
                    ------------
                    On September 18, 1996, the Registrant issued the press
               release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

            Item 7:  Financial Statements,  Pro Forma  Financial Information -
                     ------------------------------------------------------
                                and Exhibits
                                ------------
                        (c)  Exhibit
                             -------
                           Item No.                 Exhibit Index
                           --------   ------------------------------------------
                         99.1          Press release dated September 18, 1996
                                           issued by the Registrant

                                                SIGNATURES
                                                ----------
                       Pursuant to the requirements  of the Securities  Exchange
               Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VALHI, INC.



                                              (Registrant)

                                              By: /s/ Steven L. Watson
                                              -------------------------------
                                                    Steven L. Watson
                                                    Vice President & Secretary